SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                June 4, 2002
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                    (Date of earliest event reported)



                          Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)



     Pennsylvania                   0-27942                   23-2828883
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(State or other jurisdiction (Commission File Number)         (IRS Employer
  of incorporation)                                        Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                    19401
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(Address of principal executive offices)                           (Zip Code)



                               (610) 313-1600
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            (Registrant's telephone number, including area code)



                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)







Item 5.  Other Events

    On June 4, 2002, Commonwealth Bancorp, Inc. announced that it has completed its previously announced program to repurchase 500,000 shares of its outstanding common stock and that its Board of Directors has authorized a new program to repurchase up to 500,000 shares, or approximately five percent, of its outstanding common stock. For additional information, reference is made to the Press Release, dated June 4, 2002, which is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99.1      Press Release, dated June 4, 2002


















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  COMMONWEALTH BANCORP, INC.



Date: June 5, 2002                By:  /s/Charles M. Johnston
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                                       Charles M. Johnston
                                       Chief Financial Officer





















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